UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 2002

     ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, as Certificate Administrator. On September 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
2002-CB1 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2002-CB1
-------------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  October 1, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         September 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  September 25, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               September 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       50,000,000.00    43,246,964.65      887,996.53       78,482.98     966,479.51    0.00            0.00       42,358,968.12
A2A      117,592,000.00   100,775,766.98    2,211,265.87      180,367.36   2,391,633.23    0.00            0.00       98,564,501.11
A2B       20,751,000.00    18,882,529.66      245,696.21       36,310.78     282,006.99    0.00            0.00       18,636,833.45
M1        15,891,000.00    15,891,000.00            0.00       35,849.57      35,849.57    0.00            0.00       15,891,000.00
M2        12,950,000.00    12,950,000.00            0.00       34,604.95      34,604.95    0.00            0.00       12,950,000.00
B1         7,063,000.00     7,063,000.00            0.00       22,695.51      22,695.51    0.00            0.00        7,063,000.00
B2         8,240,000.00     8,240,000.00            0.00       38,824.60      38,824.60    0.00            0.00        8,240,000.00
N         12,900,000.00     8,678,613.25      877,073.11       69,067.30     946,140.41    0.00            0.00        7,801,540.14
R                  0.00             0.00            0.00            0.00           0.00    0.00            0.00                0.00
TOTALS   245,387,000.00   215,727,874.54    4,222,031.72      496,203.05   4,718,234.77    0.00            0.00      211,505,842.82

AIO       73,130,000.00    73,130,000.00            0.00      255,686.76     255,686.76    0.00            0.00    73,130,000.00
X        235,429,185.40   209,992,126.11            0.00            0.00           0.00    0.00            0.00   206,647,167.50

---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------     -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------     -------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                       ENDING                        PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL         PRINCIPAL           CLASS          RATE
--------------------------------------------------------------------------------------------------  ----------------------------
A1A      12489WEG5     864.93929300   17.75993060    1.56965960    19.32959020          847.17936240     A1A          2.180000 %
A2A      12489WEN0     856.99509303   18.80456043    1.53384040    20.33840083          838.19053260     A2A          2.150000 %
A2B      12489WEP5     909.95757602   11.84021059    1.74983278    13.59004337          898.11736543     A2B          2.310000 %
M1       12489WEJ9   1,000.00000000    0.00000000    2.25596690     2.25596690        1,000.00000000     M1           2.710000 %
M2       12489WEK6   1,000.00000000    0.00000000    2.67219691     2.67219691        1,000.00000000     M2           3.210000 %
B1       12489WEL4   1,000.00000000    0.00000000    3.21329605     3.21329605        1,000.00000000     B1           3.860000 %
B2       12489WEM2   1,000.00000000    0.00000000    4.71172330     4.71172330        1,000.00000000     B2           5.660000 %
N        N/A           672.76071705   67.99016357    5.35405426    73.34421783          604.77055349     N            9.550000 %
TOTALS                 879.13326517   17.20560470    2.02212444    19.22772914          861.92766047

AIO      12489WEH3   1,000.00000000    0.00000000    3.49633201     3.49633201        1,000.00000000     AIO          4.200000 %
X        N/A           891.95452022    0.00000000    0.00000000     0.00000000          877.74660201     X            0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Gouri Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street,, 14th floor,
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   September 25, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  957,067.71
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          957,067.71
Sec. 4.06(iii) Extra Principal Distribution Amount                       24,030.72

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             87,279.45
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             46,350.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                46,350.00

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                  73,233.967.13
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  133,413,200.37

Sec. 4.06(vii) Total Beginning Number of Loans                         2,312.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                 1,018.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                 1,294.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,280.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                     1,010.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,270.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             9.96%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   10.08%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                    9.90%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 264.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 330.00


Sec. 4.06(viii)Loans Delinquent

 Group 1
-----------------------------
Category                Number      Principal  Balance     Percentage
1 Month                93                      6,296,480.03                  8.60 %
2 Month                55                      3,907,233.02                  5.34 %
3 Month                286                    18,823,141.04                 25.70 %
Total                  434                    29,026,854.09                 39.64 %


 Group 2
-----------------------------
Category                Number        Principal  Balance     Percentage
1 Month                101                    11,277,241.20                  8.45 %
2 Month                51                      5,663,595.55                  4.25 %
3 Month                185                    19,482,061.89                 14.60 %
 Total                 337                    36,422,898.64                 27.30 %

 Group Totals
-----------------------------
Category                Number       Principal  Balance     Percentage
1 Month                194                    17,573,721.23                  8.50 %
2 Month                106                     9,570,828.57                  4.63 %
3 Month                471                    38,305,202.93                 18.54 %
 Total                 771                    65,449,752.73                 31.67 %

Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   September 25, 2002

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
-------------
 Number                Principal  Balance     Percentage
          52              4,284,058.81                 5.85 %

 Group 2
--------------
 Number                Principal  Balance     Percentage
          64              7,250,068.46                 5.43 %
Group Totals
--------------
 Number                Principal  Balance     Percentage
         116             11,534,127.27                 5.58 %



Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
--------------
 Number              Principal  Balance     Percentage
         198             12,281,080.29                16.77 %

 Group 2
--------------
 Number                Principal  Balance     Percentage
          93              9,033,815.51                 6.77 %


Group Totals
--------------
 Number               Principal  Balance     Percentage
         291             21,314,895.80                10.31 %




Sec. 4.06(ix)Loans in REO

 Group 1
-----------------
 Number              Principal  Balance     Percentage
           9                521,382.71                 0.71 %



 Group 2
-----------------
 Number              Principal  Balance     Percentage
          10              1,194,755.93                 0.90 %



Group Totals
-----------------
 Number              Principal  Balance     Percentage
          19              1,716,138.64                 0.83 %



Sec. 4.06(x) Reperforming Loans                                            217
Sec. 4.06(x) Reperforming Loan Balances                          18,363,071.66

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                       510,874.48
Principal Prepayments Group 2                                     2,667,042.26

Sec. 4.06(xii) Prepayment Penalties/Premiums                         59,453.41

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                         -11,249.55
Current Realized Losses Incurred in Group 2                            14.58
Cummulative Realized Losses Incurred in Group 1                     158,305.52
Cummulative  Realized Losses Incurred in Group 2                    17,688.86




                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               September 25, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00



Current Period Relief Act Interest Shortfalls                         716.34

Class A1A Interest Accrual Relief Act Reduction                      82.34
Class A2A Interest Accrual Relief Act Reduction                      189.22
Class A2B Interest Accrual Relief Act Reduction                      38.09
Class AIO Interest Accrual Relief Act Reduction                      268.24
Class M1  Interest Accrual Relief Act Reduction                      37.61
Class M2  Interest Accrual Relief Act Reduction                      36.30
Class B1  Interest Accrual Relief Act Reduction                      23.81
Class B2  Interest Accrual Relief Act Reduction                      40.73
Total Class Interest Accrual Relief Act Reduction                    716.34


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                  0.00

Sec. 4.06(xxi) Trustee Fee Paid                                     1,574.94

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           yes

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                 11.5070%

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                         4,962,393.05
Interest Remittance Amount                             1,641,465.16
Principal Remittance Amount                             3,320,927.89

Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

